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                                                                   EXHIBIT 10.18

                                      LEASE

1.   IDENTIFICATIONS

     This LEASE made as of the 29th of May, 1997, by and between William
J. Callahan, (the "Landlord"), having an address c/o P.O. Box 269 Bedford, MA 01730 and NitroMed, Inc., (the "Tenant"), a Delaware Corporation having an address at 801 Albany Street, Boston, MA 02118.

2.   LEASE: THE PREMISES

     In consideration of the Basic Rent, Additional Rent and other payments and covenants of the Tenant hereinafter set forth, and upon the following terms and conditions, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord that certain parcel of land containing 3.665 +/- acres of land shown as Lot 16 on Exhibit A attached hereto (the "Property"), known as 12 Oak Park Drive in Bedford, MA together with the two-story building of approximately 40,000 gross square feet of space and all parking facilities located thereon (the "Building", and together with the Property the "Premises"). The Landlord, at his own cost and expense, reserves the rights, subject to prior consent of Tenant which shall not be unreasonably withheld or delayed, to relocate and to install, maintain, repair, replace and grant easements for utility lines, pipes and conduits across the Property for the benefit of other properties, all without any material interference with or any material interruption of the use and enjoyment of or access to the Premises by the Tenant as contemplated hereby.

3.   INITIAL CONSTRUCTION BY TENANT

     Landlord shall deliver occupancy of the Premises with building systems and roof in good operating order and, as to the roof, watertight and otherwise in "as is" condition. All work necessary to prepare the Premises for occupancy by Tenant shall be performed by Tenant, at its own expense, and Landlord shall have no responsibility therefor. Plans and specifications for all

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such work shall be submitted to Landlord and are subject to approval by Landlord prior to commencement of any such work, which approval shall not be unreasonably withheld or delayed. In the event of disapproval, Landlord shall give written notice of the same to Tenant which shall specify all of Landlord's objections and Tenant shall, as soon as possible thereafter, submit new plans and specifications for approval corrected so as to satisfy all such objections, provided, however, that Landlord shall be deemed to have approved any plans and specifications submitted by Tenant if Landlord does not give notice of its objections thereto within ten (10) days following receipt of such plans and specifications. Landlord shall not be a party to nor incur any liability as a result of any contract to perform any of Tenant's work. Tenant's work shall be done by contractors, subcontractors and other laborers previously approved by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall not commence utilization of the Premises for the permitted Use unless and until it shall have delivered to Landlord, a certificate of use and occupancy from the local building department duly authorizing such utilization pursuant to the Massachusetts State Building Code. If Tenant undertakes any such work in the Premises (being under no obligation to do so), Tenant shall proceed with such work, deliver such certificate and commence utilization of the Premises for the permitted Use with commercially reasonably diligence.

     3.1     ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE

     Tenant may enter the Demised Premises prior to the Term Commencement Date to undertake such work as is to be performed by Tenant pursuant to this Lease in order to prepare the Premises for Tenant's occupancy. Such entry shall be deemed to be pursuant to a license from Landlord to Tenant and shall be at the risk of Tenant.

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4.   TERM

     The Term of this Lease shall commence on May 29, 1997 (the "Term Commencement Date") and shall expire, unless earlier terminated in accordance with the terms hereof, at midnight on the last day of May 31, 2004.

5.   USE OF THE PREMISES: LICENSES AND PERMITS

     The Tenant shall use the Premises only for offices, testing laboratory, research laboratory or any other lawful use, to the extent from now and hereafter time to time permitted under applicable laws, by-laws ordinances, codes, rules, regulations, orders and other lawful requirements of governmental bodies having jurisdiction. The Tenant, its subtenants, licensees, invitees and any other users of the Premises shall apply in their own names for and obtain at their own expense any and all licenses, permits and other approvals which may be required from such governmental bodies in connection with any particular use of the Premises during the Term.

6.   BASIC RENT: ADDITIONAL RENT

     During the Term, the Tenant shall pay Basic Rent to the Landlord at a rate equal to five hundred eighty thousand dollars, $580,000 per year, except modified as follows: May 1997 - No Base Rent; June 1997 - $40,000; July 1997 - $40,000; August 1997 - $40,000; September - $40,000.

     Basic Rent shall be payable in advance on the first day of each month in equal installments (except in the case of a partial month at the beginning of the Term, in which event the Tenant shall pay the appropriate pro rata proportion of such installment) to the Landlord at the address set forth above or such other address as the Landlord may thereafter specify by notice to the Tenant, without counterclaim, set off, deduction or defense and except as otherwise expressly provided herein, without abatement.

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     Basic Rent shall be net of all costs and expenses related to the Premises except as expressly otherwise provided herein. The Tenant agrees to pay to the Landlord upon demand as Additional Rent, in the same manner as Basic Rent, any and all charges, costs, expenses, and obligations (except for those items which are Landlord's obligation under this Lease) as the Landlord may from time to time actually incur in good faith with regard to the maintenance of the Premises, in accordance with the terms and provisions of this Lease. The Landlord shall, in each case, at the time of demand for payment, provide the Tenant with evidence of payment of or liability for such other charges, costs, expenses and obligations.

7.   TAXES

     The Tenant shall pay or cause to be paid to the Landlord (or, where appropriate, directly to the authority by which the same are assessed or imposed, with evidence of such payment to the Landlord) as Additional Rent not later than ten (10) days prior to the date the same are due or twenty-one (21) days after written notice and delivery of a copy of the actual tax bill thereof to the Tenant, whichever is later, all taxes and excises upon the personal property and equipment of the Tenant located at the Premises or the Property and all real estate taxes, betterments and special assessments (which the Landlord agrees shall be paid over the longest period allowed by law) or amounts in lieu or in the nature thereof and any water rents or sewer use charges (and the entire amount of any interest, penalties and costs attributable to delayed payment thereof where such delay is the fault of the Tenant) which may now or hereafter be levied, assessed or imposed by the United States of America, The Commonwealth of Massachusetts, the Town of Bedford or any other authority, or become a lien, upon all or any part of the Property, the Building, the Premises, the use or occupation thereof, or upon the Landlord and the Tenant in respect thereof, or upon the basis of rentals thereof or therefrom (except for the Landlord's income, estate, gift or

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transfer taxes), or upon the estate hereby created or upon the Landlord by reason of ownership of the reversion, provided that Tenant shall only be liable for the foregoing to the extent the same accrue during the term of this lease. All payments by the Tenant on account of Taxes shall be applied prorata in connection with any tax bills received by Landlord covering periods which are not within the Term. Landlord shall provide Tenant with a municipal lien certificate which confirms that real estate taxes are current by April 11, 1997.

     The Tenant shall, upon written notice from the Landlord that the same is required by any Mortgagee (as defined in Paragraph 21 hereof), prepay to the Mortgagee monthly as Additional Rent, in the same manner as Basic Rent, one-twelfth (1/12) of the total of all such amounts as the Landlord may from time to time reasonably estimate will be payable annually by the Tenant under this Paragraph 7, which prepayments the Landlord agrees shall be applied, without interest to such amounts as actually become payable. As soon as any such amounts so payable are actually determined, appropriate adjustment of any overpayments and underpayments shall be made.

     The Tenant shall have the right in its own name or in the name of the Landlord to contest or review by legal proceedings or otherwise any such tax, levy, charge or assessment. In such event the Tenant shall either pay such tax, levy, charges or assessment (under protest, if necessary) or shall, if requested, deposit with the Landlord in trust an amount sufficient to cover the contested item together with any interest, penalties or costs as the Landlord may reasonably require. The Tenant shall defend, indemnify and save the Landlord harmless from and against and shall pay as Additional Rent (i) any such tax, levy, charge or assessment that may be determined to be due and (ii) any and all costs or expenses the Landlord may incur in connection with any such proceedings. When any such contested item shall have been settled or paid, the

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balance of any sums deposited with the Landlord in trust shall be repaid to the
Tenant. The Tenant shall be entitled to share in any refund or abatement, net of such costs and expenses, which may be made of any tax, levy, charge or assessment in the same proportion that the same was paid by the Tenant or with the Tenant's funds.

8.   INSURANCE: WAIVERS OF SUBROGATION

     The Tenant shall, at its own cost and expense, obtain and throughout the Term shall maintain, insurance from companies qualified to do business in Massachusetts and reasonably acceptable to the Landlord, for the benefit as additional insureds of the Landlord and any Mortgagees, the existence of which Tenant has received written notice from Landlord as their respective interests may appear, as follows:

     (i) comprehensive general liability insurance against claims for bodily injury, death or -property damage occurring to, or on the Premises, in limits of $1,000,000 for bodily injury or death and $500,000 for property damage or in such higher or lower limits as may result from the operation of clause (iv) below:

     (ii) boiler and machinery insurance on any steam boilers, pressure vessels and pressure piping, rotating electrical machines, and miscellaneous electrical apparatus, engines, pumps, and compressors, fans and blowers, with so-called "standard blanket coverage" (15 HP and over) to a limit of $1,000,000;

     (iii) insurance against lost rentals for a period of one year and against loss or damage to the improvements, and any other buildings, structures and improvements from time to time constituting a part of the Premises, such as may result from fire and such other casualties as are normally covered by an "extended coverage" endorsement, in an amount equal to the greater of

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(a) the replacement costs of the improvements constituting part of the Premises, or (b) an amount sufficient to preclude any claim on the part of the insurer for co-insurance under the terms of applicable policies. The term "replacement costs" shall mean the actual costs of restoration (excluding foundation and excavation costs) as nearly as practicable to a condition functionally equivalent and of equal value as immediately prior to the casualty, and shall be redetermined by such insurer every two years and

     (iv) at the written request of the Landlord, such other commercially customary insurance coverages and such additional commercially customary coverage amounts as any Mortgagee may reasonably require and as a prudent and reasonable owner would from time to time carry on similar premises in view of any new risks arising or changes of conditions (e.g., inflation) occurring during the Term.

     At the commencement of the Term and thereafter not less than ten (10) days prior to the expiration dates of the policies theretofore in effect, certificates of the foregoing required insurance policies, issued by the insurers, shall be delivered to the Landlord.

     Neither the Landlord nor the Tenant shall be liable to the other for any loss or damage to the Premises or other property or injury to or death of persons occurring on the Premises or in any manner growing out of or connected with the Tenant's use and occupation of the Premises or the condition thereof, whether or not caused by the negligence or other fault of the Landlord, the Tenant or their respective agents, employees, subtenants, licensees, invitees or assignees; provided, however, that this release (i) shall apply only to the extent that such loss or damage to the Premises or other property or injury to or death of persons is covered by insurance which protects the Landlord, or the Tenant or both of them as the case may be; (ii) shall not be construed to impose any other or greater liability upon either the Landlord or the Tenant than

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would have existed in the absence hereof; and (iii) shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insureds to recover under such policies, which clauses shall be obtained by the parties hereto whenever available at reasonable expense.

9.   UTILITIES

     The Tenant shall, at its own cost and expense, arrange and pay for all services and utilities provided to the Premises during the Term, including without limitation, water, electricity, fuel, steam, heat, air conditioning, sewer service, telephone service, security and fire protection, cleaning and trash removal, and snow and ice removal.

10.  REPAIRS

     Notwithstanding anything to the contrary herein, from and after the commencement of the Term, the Landlord shall, at its own cost and expense, make all repairs necessary to keep the structural support elements (which term shall include the footings and foundations, floor slab, exterior walls, structural columns, planking beams and girders of the Building) in structurally good condition, order and repair, excepting any damage resulting from any acts and any omissions of the Tenant or its agents, contractors and employees. The party from time to time having the responsibility for repair of any portion of the Premises shall have (and, to the extent necessary to effectuate this paragraph the Landlord hereby assigns to the Tenant) the benefit of all warranties and guarantees from manufacturers, suppliers and subcontractors whose products or services are or may be incorporated into the Premises.

     Subject to the terms and provisions of the immediately following paragraph, the Tenant shall, at its own cost and expense, make all other repairs, structural and non-structural, exterior and interior, necessary to keep the Premises, including the sidewalks, curbs, and driveways

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adjoining the Premises and all electrical, mechanical, sprinklers, plumbing, heating, air conditioning and other building systems serving the Premises in as good condition, order and repair as the same are at the commencement of the Term or thereafter may be put, excepting only repairs which are the obligation of the Landlord hereunder and damage resulting from any acts and omissions of the Landlord or its agents, contractors and employees, from reasonable wear and use and from fire or other casualty and eminent domain takings, and shall keep and maintain all portions of the Premises and the sidewalks and driveways adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

11.  COMPLIANCE WITH LAWS AND REGULATIONS

     The Tenant agrees that its obligations to make payment of the Basic Rent, Additional Rent and all other charges on its part to be paid, and to perform all of the covenants and agreements on its part to be performed during the Term hereunder shall not be affected by any present or future law, by-law, ordinance, code, rule, regulation, order or other lawful requirement regulating or affecting the use which may be made of the Premises or the Property.

     During the Term the Tenant shall comply, at its own cost and expense, with: all applicable laws, by-laws, ordinances, codes, rules, regulations, orders and other lawful requirements of the governmental bodies having jurisdiction whether or not foreseeable, and whether or not they involve any changes in governmental policy, which are applicable to the Premises, the fixtures and equipment therein, or the Tenant's particular use thereof; the order, rules and regulations of the National Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, which may be applicable to the Premises, the fixtures and equipment therein or the use thereof; and the requirements of all policies of public liability,

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fire and all other types of insurance at any time in force with respect to the
Premises, the Building or the Property and the fixtures and equipment therein and thereon.

12.  ALTERATIONS BY TENANT

     Tenant shall have the right to erect a building sign indicating the name and logo of Tenant which is consistent with the size and quality of other building signs within Oak Park. Tenant will obtain approval for any such sign from Landlord, approval not to be unreasonably withheld or delayed.

     The Tenant shall make no alterations, additions or improvements in or to the Premises without first submitting to the Landlord plans and specifications therefore in such detail as the Landlord may reasonably require and obtaining the Landlord's prior written consent. The Landlord agrees that its consent shall not be unreasonably withheld or delayed for interior, nonstructural alterations, additions and improvements consistent with the use of the Premises as contemplated hereby; any such consent to interior, nonstructural alterations, additions and improvements, if the Landlord so advises the Tenant at the time of such consent, may be conditioned upon the Tenant's being obligated to remove the same at the expiration or termination of this Lease and to restore the Premises to their condition prior to such alterations, additions and improvements. Upon completion of any such alterations, additions or improvements, Tenant shall deliver "as built" plans to Landlord. The Tenant shall promptly pay when due the entire cost of any work undertaken such that the Premises shall at all times be free of mechanics and materialmen's liens or claims. All work undertaken by the Tenant shall be accomplished in accordance with all applicable laws and in a good workmanlike manner, using first class materials. Notwithstanding the foregoing, Landlord's consent shall not be required for

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nonstructural alterations which do not affect the base building HVAC, electrical, and plumbing systems having a cost of up to $20,000.

13.  LANDLORD'S ACCESS

     The Tenant agrees to permit the Landlord and any Mortgagees and their authorized representatives to enter the Premises at all reasonable times during usual business hours after at least 24 hours prior oral notice and accompanied by Tenant's representative for the purposes of inspecting the same, exercising such other rights as it or they may have hereunder or under any mortgage and at any time without notice in the event of emergency. In no event, however, shall the exercise of such rights of access unreasonably interfere with Tenant's business operations.

14.  INDEMNITIES

     The Tenant agrees to protect, defend (with counsel reasonably approved by the Landlord), indemnify and save the Landlord harmless from and against any and all claims (except structural defects which are not caused by Tenant) and other than claims arising from any omission, fault, negligence or other misconduct of the Landlord or its agents or employees in or on the Premises, the Building or the Property) arising: (i) from the conduct or management of or from any work or thing whatsoever done in or on the Premises during the Term; and from any condition existing in the Premises, or any injury to or death of persons or damage to property occurring during the Term, or resulting from an occurrence during the Term, in or on the Premises, and (ii) at any time after the date hereof, and without regard to the expiration or termination of the Term, from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease or from any negligent act or omission on the part of the Tenant or any of its agents, employees, subtenants, licensees, invitees, or assignees. The Tenant further agrees to indemnify

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the Landlord from and against all costs, expenses, and other liabilities incurred in connection with any such indemnified claim or action or proceeding brought thereon, any and all of which, if reasonably suffered, paid or incurred by the Landlord, the Tenant shall repay upon demand to the Landlord as Additional Rent.

15.  CASUALTY DAMAGE

     Except as provided below, in the event of partial or total destruction of the Premises and any other buildings, structures and improvements from time to time constituting a part of the Premises during the Term by fire or other casualty, the Landlord shall as promptly as practicable after receipt of any insurance proceeds available as a result of such casualty, repair, reconstruct or replace the portions of the Premises destroyed as nearly as possible to their condition prior to such destruction, except that in no event shall the Landlord be obligated to expend more for such repair, reconstruction or replacement than the amounts of any such insurance proceeds actually received. During the period of such repair, reconstruction and replacement there shall be an equitable abatement of Basic Rent and Additional Rent hereunder in proportion to the nature and extent of the destruction but only as and to the extend such abatement is covered by lost rentals insurance for the benefit of the Landlord as required by Paragraph 8 hereof or otherwise.

     If (i) the Premises and any other buildings, structures and improvements from time to time constituting part of the Premises are so extensively destroyed by fire or other casualty that the Premises and any other buildings, structures and improvements from time to time constituting part of the Premises are not susceptible of repair, reconstruction or replacement within nine (9) months from the date work commences thereon, or (ii) if such destruction resulted from causes or risks not required to be insured against by the Tenant hereunder, (or any Mortgagee refuses to make such proceeds available) the Tenant may terminate this Lease by

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giving written notice to the Landlord within thirty (30) days after the date of such destruction unless, as to a termination within (ii) of this paragraph within thirty (30) days after such notice to the Landlord, the Landlord gives notice to the Tenant that the Landlord will make the necessary additional funds available for such repair, reconstruction or replacement. There shall be an equitable abatement of Basic Rent and Additional Rent hereunder from the date of the casualty but only as and to the extent such abatement is covered by lost rentals insurance for the benefit of the Landlord as required by Paragraph 8 hereof. Further, in the event Landlord commences repair, reconstruction and replacement in accordance with the terms of this Paragraph 15 but fails to complete same within nine (9) months thereafter, Tenant shall have the right to terminate this Lease immediately upon notice to Landlord and upon receipt of such notice, the security deposit shall be returned to Tenant and neither party shall have any further obligations.

16.  CONDEMNATION

     If all or substantially all of the Premises shall be taken or appropriated by any public authority, or if more than twenty percent (20%) of the floor area of the Building or of the parking areas shall be so taken or appropriated and either the Landlord or the Tenant, within sixty (60) days after it first receives notice of such taking, gives written notice to the other to such effect, this Lease shall terminate as of the date the Tenant must surrender possession or, if later, the date the Tenant actually surrenders possession, and the Basic Rent and Additional Rent reserved shall be apportioned and paid to and as of such date.

     The Landlord hereby reserves, and the Tenant hereby assigns to the Landlord, any and all claims to the entirety of any damages or other compensation by way of damages which may be awarded in connection with any such taking or appropriation except for Tenant rights to recover by separate award, Tenant improvements and relocation expenses.

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     If any part of the Premises is taken or appropriated by public authority as aforesaid and neither the Landlord nor the Tenant terminates this Lease as set forth above, the Landlord shall promptly and diligently, secure and close so much of the improvements and any other buildings, structures and other improvements constituting a part of the Premises as remain and shall, to the extent possible, replace any part so taken or appropriated by a suitable structure or addition of similar size and design to the improvements so taken or appropriated, except that in no event shall the Landlord be obligated to expend more for such replacement than the amount of any damages, compensation or award which the Landlord may actually receive as damages in respect of such improvements as they existed immediately prior to such taking or appropriation; in such event there shall be an equitable abatement of Basic Rent, in proportion to the reduced fair rental value of the Premises, from and after the date the Tenant must surrender possession or, if later, the date the Tenant actually surrenders possession.

17.  LANDLORD'S COVENANT OF QUIET ENJOYMENT

     The Landlord covenants that the Tenant, upon paying the Basic Rent and Additional Rent and performing and observing all of the other covenants and provisions hereof, may peacefully and quietly hold and enjoy the Premises for the Term as aforesaid, subject, however, to all of the terms and provisions of this Lease.

18.  TENANT'S OBLIGATION TO QUIT

     The Tenant shall, upon expiration of the Term or other termination of this Lease, leave and peaceably and quietly surrender and deliver to Landlord the Premises and all improvements, building equipment and fixtures thereon and any replacements or renewals thereof in as good condition, order and repair as the same are required to be kept by the Tenant pursuant to Paragraph 10 hereof, normal wear and tear, damage by fire or other casualty or taking by

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eminent domain excepted, however, that the Tenant may first remove any trade fixtures, equipment and other personal property of the Tenant and shall first remove any other alterations, additions and improvements which the landlord has required be removed pursuant to the terms of Paragraph 12 hereof or, at the option of the Landlord, which were made without the consent (if required) of the Landlord pursuant to the terms of Paragraph 12 hereof, restoring the Premises in each case to as nearly as reasonably possible their condition prior to the installation of such fixtures or the undertaking of such alternations, additions or improvements, as the case may be, giving effect, however, to the overall condition of the balance of the Premises as required at the time of such restoration.

19.  TRANSFERS OF TENANT'S INTEREST

     The Tenant shall not assign or sublease or otherwise encumber all or any part of its interest in this Lease, the Premises, or the estate hereby created, nor shall it grant any licenses, concessions or the like, without in each case first obtaining the proper written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

     Notwithstanding the foregoing provided the Tenant delivers to the Landlord prior written notice and a copy of the appropriate legal documentation and financial information, no consent of Landlord shall be required for any assignment of the Tenant's interest to any successor to the Tenant by reason of any merger, consolidation or sale of all or a substantial portion of its stock or assets or for any sublease or assignment of such interest to any entity controlled by Tenant. In addition, no consent of Landlord shall be required for any assignment of this Lease or subletting of all or any portion of the Premises to any entity under common ownership or control as Tenant provided that such entity, at the time of such assignment or subletting, has a net worth equal to or greater than the net worth of Tenant as of the date hereof.

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     Any attempted sublease or assignment without the required consent of the
Landlord shall be void. In all events the Tenant originally named herein shall remain primarily liable for, and any sublessee or assignee shall in writing assume, the obligations of the Tenant under this Lease, and the Landlord may condition any required consent to any sublease or assignment upon the Tenant's agreeing to pay to the Landlord fifty percent (50%) of the amount by which any NET rentals and other amounts from time to time payable to or for the benefit of the Tenant thereunder exceed the Basic Rent and Additional Rent from time to time payable hereunder, after the payment of brokerage commissions, legal costs, and tenant improvement expenses incurred in connection therewith. (And, in the case of a sublease on a gross rent basis, net of that portion of the rent that would constitute Additional Rent hereunder).

20.  TRANSFERS OF LANDLORD'S INTEREST

     The Landlord shall have the right from time to time to sell or mortgage its interest in the Property, the Building and the Premises, to assign its interest in this Lease, or to assign from time to time the whole or any portion of the Basic Rent, Additional Rent or other sums and charges at any time paid or payable hereunder by the Tenant to the Landlord, to any Mortgagees or other transferees designated by the Landlord in duly recorded instruments, and in any such case the Tenant shall pay the Basic Rent, Additional Rent and such other sums and charges so assigned, subject to the terms of the Lease, upon demand to such Mortgagees and other transferees at the addresses mentioned in and in accordance with the terms of such instruments provided the Tenant has been notified in writing of such transfer and provided with such addresses.

21.  MORTGAGEES' RIGHTS

     Subject to the following sentence, the Tenant hereby agrees that this Lease is and shall be subject and subordinate to any mortgage (and to any amendments, extensions, increases,

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refinancing or restructuring thereof) of the Property, the Building or the
Premises, whether or not such mortgage is filed subsequent to the execution, delivery or the recording of this Lease or any notice hereof (the holder from time to time of any such mortgage being in this Lease sometimes called the "Mortgagee"). The foregoing subordination shall be as to any mortgage filed prior or subsequent to the execution and delivery hereof but only if the Mortgagee agrees in writing pursuant to a commercially customary subordination, non-disturbance and attornment which provides that, for so long as there exists no default under this Lease by the Tenant not cured within applicable periods of notice and grace, the Mortgagee will be bound by the terms of this Lease and will not, in foreclosing against or taking possession of the Premises or otherwise exercising its rights under such mortgage, disturb the Tenant's possession of the Premises hereunder or words of similar import, and which recognizes the security deposit paid hereunder. The Tenant hereby agrees to execute, acknowledge and deliver in recordable form such instruments confirming and evidencing the foregoing subordination as the Landlord or any such Mortgagee may from time to time reasonably require.

     Provided that the Tenant has been provided with notice of such mortgage and appropriate addresses to which notice should be sent, no notice from the Tenant of any default by the Landlord in its obligations shall be valid, and the Tenant shall not attempt to terminate this Lease, withhold Basic Rent or Additional Rent or exercise any other remedy which may arise by reason of any such default, unless the Tenant first gives such notice to all Mortgagees and provides such Mortgagees with reasonable time after such notice to cure such default (such reasonable time shall not add more than 30 days to Landlord's cure period). The Tenant shall and does hereby agree, upon default by the Landlord under any mortgage, to attorn to and recognize the Mortgagee or anyone else claiming under such mortgage, including a purchaser at

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a foreclosure sale and, at its request as successor to the interest of the
Landlord under this Lease, to execute, acknowledge and deliver in recordable form such evidence of this attornment, which shall nevertheless be self-operative and automatically effective so long as such mortgagee or successor agrees to be bound by the terms of this Lease and to recognize the tenancy created hereunder, as the Mortgagee or such successor may request and to make payments of Basic Rent and Additional Rent hereunder directly to the Mortgagee or any such successor, as the case may be, upon request. Any such payments by Tenant to such party shall absolve Tenant from any claim or further liability by another party related to such payments. Any Mortgagee may, at any time, by giving written notice to, and without further consent from the Tenant, subordinate its mortgage to this Lease, and thereupon the interest of the Tenant under this Lease shall automatically be deemed to be prior to the lien of such mortgage without regard to the relative dates of execution, delivery or recording thereof or otherwise.

22.  TENANT'S DEFAULT LANDLORD'S REMEDIES

     If the Tenant shall default in the payment of any Basic Rent or Additional Rent and such default shall continue for ten (10) days after written notice from the Landlord; or if the Tenant shall default in the performance or observance of any of the other covenants contained in this Lease and on the Tenant's part to be performed or observed and shall fail, within thirty (30) days after written notice form the Landlord of such default, to cure such default or if such default is not susceptible of cure within said thirty (30) day period, promptly to make provision for such cure and thereafter to pursue such cure diligently to completion; or if the estate hereby created shall be taken on execution, or by other process of law; or if the Tenant shall be involved in financial difficulties as evidenced:

     (1) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceeding of trustees or other governing body the commencement of such voluntary case,

     (2) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition,

     (3) by the entry of an order for relief in any involuntary case commenced under said Title 11,

     (4) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief,

     (5) by the entry of an order by a court of competent jurisdiction (i) fording it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the right of its creditors, or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property, or

     (6) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;

then and in any of said cases, the Landlord may, to the extent permitted by law, immediately or at any time thereafter and with reasonable demand and notice, terminate this Lease and enter into and upon the Premises, or any part thereof in the name of the whole, and repossess the same as of the Landlord's former estate, and expel the Tenant and those claiming through or under the Tenant and remove its effects without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant.

     No termination or repossession provided for in this Paragraph 22 shall relieve the Tenant under this Lease of its liabilities and obligations under this Lease, all of which shall survive any such termination or repossession. In the event of any such termination or repossession, the Tenant shall pay to the Landlord either (i) in advance on the first day of each month, for what would have been the entire balance of the Term, one-twelfth (1/12) (and a pro rata portion thereof for any fraction of a month) of the Basic Rent, Additional Rent and all other amounts for which the Tenant is obligated hereunder, less, in each case, the actual net receipts by the Landlord by reason of any reletting of the Premises after deducting the Landlord's reasonable expenses in connection with such reletting, including, without limitation, removal, storage and repair costs and reasonable brokers' and attorneys' fees, or (ii) at the option of the Landlord exercisable by the Landlord's giving notice to the Tenant within thirty
(30) days after any such termination, the present value (computed at a capitalization rate based upon the so-called corporate "Base Rate" then in effect at The First National Bank of Boston) of the amount by which the payments of Basic Rent and the Additional Rent reasonably estimated to be payable for the balance of the Term after the date of the exercise of said option would exceed the payments reasonably estimated to be the fair rental value of the Premises on the terms and conditions of this Lease over such period, determined as of such date. Landlord shall use reasonable efforts to relet the Premises for the reasonable rental value thereof and to collect the rent under such reletting but Landlord shall not be liable for failure to relet the Premises or in the event that the Premises are relet for failure to collect the rent under such reletting.

     Without thereby affecting any other right or remedy of the Landlord hereunder, the Landlord may, at its option, cure for the Tenant's account any default by the Tenant hereunder which remains uncured after the expiration of any applicable cure period provided hereunder, and the cost to the Landlord of such cure shall be deemed to be Additional Rent and shall be paid to the Landlord by the Tenant with the installment of Basic Rent next accruing.

23.  REMEDIES CUMULATIVE; WAIVERS; ATTORNEY'S FEES

     The specific remedies to which the Landlord or the Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord or the Tenant may be lawfully entitled under any provision of this Lease or otherwise. The failure of the Landlord or the Tenant to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by the Landlord, or payment by the Tenant, of Basic Rent or Additional Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver, change, modification or discharge by the Landlord or the Tenant of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by an authorized representative of the Landlord or the Tenant as appropriate. In addition to the other remedies in this Lease provided, the Landlord or the Tenant shall be entitled to the restraint by injunction of the covenants, conditions or provisions.

     Notwithstanding anything to the contrary herein, in all cases where attorney fees are incurred in the enforcement of rights by Landlord or Tenant under this Lease the prevailing party shall be entitled to receive reimbursement from the other party of its reasonable attorney fees.

24.  EXTENSION OF TERM

     The Tenant shall have the right, as its sole option, by in each instance giving notice thereof to the Landlord at least nine (9) months prior to the expiration of the then existing Term, to extend the Term of this Lease for two
(2) additional successive periods of five (5) years each (commencing upon the expiration of the initial Term) on the same terms and conditions, except Basic Rent, as herein set forth except that it is understood and agreed that such extensions shall be exercisable only if at the time of exercise in each case there exists no default on the part of the Tenant under this Lease which has not been cured within the time provided for cure hereunder. The failure to give such notice in a timely fashion shall be deemed an irrevocable election on the part of the Tenant not to exercise such extension option.

     The Basic Rent during each such extended period shall be the fair market net rental for the Premises under the terms and conditions of this Lease for a period of five years determined as of the commencement of such extended period. Tenant shall notify Landlord not sooner than nine (9) months prior to the expiration of the then existing Term of its desire to enter into negotiations to determine Basic Rent for the extended period. If the Landlord and the Tenant are unable to agree upon the Basic Rent for such extended period at least eight (8) months prior to its commencement, the Basic Rent for such period shall be determined by appraisal as hereinafter provided. Within ten (10) days after the date for commencement of appraisal proceedings pursuant to the provisions of this Paragraph 24, the Landlord and the Tenant shall each simultaneously give writing notice to the other setting forth its "best offer" for such annual rate of Basic Rent and designating an Appraiser (as that term is herein after defined). The two Appraisers so designated shall, within ten (10) days after their designation, select a third Appraiser and give notice to both the landlord and the Tenant identifying the third Appraiser. The three Appraisers shall within thirty (30) days after the selection of the third Appraiser report to the Landlord and the Tenant in writing, informing them of the annual rate of Basic Rent determined by them, or by a majority of them, to be payable by the Tenant to the Landlord for the Premises during such 5-year extended period. The Appraiser's report shall be accompanied by an explanation of the method used to arrive at the value or values assigned and the pertinent data (or a summary thereof) considered by the Appraisers in reaching their decision. All expenses of the appraisal process (including Appraisers' fees) shall be payable by the party whose "best offer" set forth in the notice as above provided varied the most from the annual rate of Basic Rent established in the Appraisers' report. The Appraisers shall advise the party(ies) which is responsible for the expenses. An "Appraiser" shall be a person who has an MAI (Member of the Appraisal Institute) designation, is independent of the Landlord and the Tenant, and has at least eight (8) years' experience in appraising commercial and industrial real estate in the metropolitan Boston area.

     Notwithstanding the foregoing procedure, in no event will the Basic Rent be less than $580,000 per year.

25.  BROKERAGE

     Landlord shall be responsible for the brokerage fees in connection with this transaction including Winchester, Avalon and Meredith & Grew. Tenant represents that its broker is The Winchester Companies, Inc. & Avalon Partners. Landlord represents its broker is Meredith & Grew, Inc.

26.  NOTICES

     Any notices, approvals, specifications or consents required or permitted hereunder shall be in writing and mailed, postage prepaid, by registered or certified mail, return receipt requested, if to the Landlord or to the Tenant at the address set forth herein for each or after the Term Commencement Date, to the Tenant at the Premises, with a copy to Katharine E. Bachman, Esq., Hale & Dorr, LLP, 60 State Street, Boston, MA 02109, and if to any Mortgagee at such address as it may specify by such notice to the Landlord and the Tenant, or at such other address as any of them may from time to time specify by like notice to the others. Any such notice shall be deemed given when received or, if earlier, when postal records indicate delivery was first attempted.

27.  RECORDING

     The Landlord and the Tenant hereby agree, each at the request of the other or of any Mortgagee, promptly to execute, acknowledge and deliver in recordable from short form a notice of lease containing the date of commencement of the Term and such other information as may from time to time be necessary under the applicable statutes for the protection of any interest of the Landlord, the Tenant or any Mortgagee in the Premises of this Lease. Either party may record such short form Notice of Lease with the appropriate Registry of Deeds.

28.  ESTOPPEL CERTIFICATES

     The Landlord and the Tenant hereby agree from time to time, each within ten
(10) days' prior written notice from the other or any Mortgagee, to execute, acknowledge and deliver, without charge, to the other party, the Mortgagee or any other person designated by the other party, a statement in writing certifying: that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof); that to the knowledge of such party there exist no defaults (or if there be any defaults, specifying the same); the amount of the Basic Rent, the dates to which the Basic Rent, Additional Rent and other sums and charges payable hereunder have been paid; and that such party to its knowledge has no claims against the other party hereunder except for the continuing obligations under this Lease (or if such party has any such claims, specifying the same).

29.  BIND AND INURE: LIMITED LIABILITY OF LANDLORD

     All of the covenants, agreements, stipulations, provisions, conditions and obligations herein expressed and se forth shall be considered as running with the land and shall extend to, bind and insure to the benefit of the Landlord and the Tenant, which terms as used in this Lease shall include their respective successors and assigns where the context hereof so admits.

     The Landlord shall not have any individual or personal liability for the fulfillment of the covenants, agreements and obligations of the Landlord hereunder, the Tenant's recourse and the Landlord's liability hereunder being limited to the Property and the Building. The term "Landlord" as used in this Lease shall refer only to the owner or owners from time to time of the Property or the Building, it being understood that no such owner shall have any liability hereunder for matters arising from and after the date such owner ceases to have any interest in the Property or the Building.

     In no event shall either party be liable to the other party for any special, consequential or indirect damages suffered by either party or any other person or entity by reason of a default by either party under any provisions of this Lease.

30.  CAPTIONS

     The captions for the numbered Paragraphs of this Lease are provided for reference only, and they do not constitute a part of this agreement or any indication of the intentions of the parties hereto.

31.  INTEGRATION

     The parties acknowledge that all prior written and oral agreements between them and all prior representations made by either party to the other have been incorporated in this instrument or otherwise satisfied prior to the execution hereof.

32.  HAZARDOUS, TOXIC SUBSTANCES

     Tenant shall not cause or authorize any hazardous or toxic wastes, hazardous or toxic substances or hazardous or toxic materials (collectively, "Hazardous Materials") to be used, generated, stored or disposed of on, transported to or from, the Premises (collectively, "Hazardous Materials Activities") except in material compliance (at Tenant's expense) with all applicable Regulations, as hereinafter defined. Landlord shall not be liable to Tenant for any loss, cost, expense, claims, damage or liability arising out of any Hazardous Materials Activities by Tenant, Tenant's employees, agents, contractors, licensees, or invitees. Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against any and all loss, cost, expense, claims, damage and liability arising out of all Hazardous Materials Activities on the Premises caused by or arising out of any act or omission of Tenant, Tenant's employees, agents, contractors, licensees or invitees. For purposes hereof, Hazardous Materials shall include but not limited to substances defined as "hazardous substances", "toxic substances", or "hazardous wastes" in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the federal Hazardous Materials Transportation Act, as amended; and the federal Resource Conservation and Recovery Act, as amended ("RCRA"); those substances defined as "hazardous wastes" in the Massachusetts Hazardous Waste Facility ing Act, as amended (Massachusetts General Laws Chapter 21D): those substances defined as "hazardous materials" or "oil" in Massachusetts General Laws Chapter 21E, as amended; and as such substances are defined in any regulations adopted and publications promulgated pursuant to any of said laws (collectively, "Regulations"). If Tenant's activities violate any Regulations, Tenant shall cease such activities immediately upon notice from Landlord. Tenant shall immediately notify Landlord both by telephone and in writing of any spill, discharge, release or exposure of Hazardous Materials in the Premises in violation of law or of any condition in the Premises constituting an "imminent hazard" under any Regulations. After notice to Tenant, Landlord may disclose any spill, discharge, release, or exposure or any violation of any Regulations to any governmental agency with jurisdiction. Notwithstanding the foregoing, Tenant shall have no obligation or liability for any loss, cost, expense, claims, damage or liability with respect to any spill, discharge, release or exposure of Hazardous Materials or of any violation of any Regulations with respect to Hazardous Materials or of any Hazardous Materials Activities occurring at or migrating to or from the Premises prior to Tenant's entry upon the Premises, nor as to any Hazardous Materials which migrate onto the Premises from other property, whether prior to or during the Term, and Landlord shall indemnify and hold Tenant harmless from and against any loss, cost, expense or costs of defense in any enforcement actions and costs of clean-up and remediation arising as a result of any such spill, discharge, release, exposure, violation or other Hazardous Materials Activities.

     Tenant shall promptly provide all reasonable information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Paragraph, within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord reasonably deems necessary or appropriate to determine the applicability of the Regulations to the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Regulation shall constitute a waiver of any of Tenant's obligations under this paragraph.

33.  FINANCIAL STATEMENTS

     Tenant shall deliver to Landlord with reasonable promptness, but in no event later than 135 days after the close of each fiscal year, financial reports of Tenant prepared in accordance with generally accepted accounting principles. Such financial reports shall be its audited statements if available, or shall be certified by a corporate officer. Also, if requested by Landlord, Tenant shall provide to Landlord its most recent quarterly financial reports. Any financial reports provided to Landlord under this Section 33 shall be considered confidential information and shall only be disclosed by Landlord in connection with obtaining or attempting to obtain financing or a sale of the Premises. Landlord shall require the party to whom the information is disclosed to agree to keep such financial reports confidential.

34.  SEVERABILITY: CHOICE OF LAW,

     If any provision of this Lease shall be declared to be void or unenforceable either by law or by a court of competent jurisdiction, the validity or enforceability of remaining provisions shall not thereby be affected.

35.  SECURITY DEPOSIT

     At the time of the execution hereof, Tenant shall pay to Landlord a security deposit in the amount of $100,000 which may be an irrevocable letter of credit drawn on Bank and in a form reasonably satisfactory to the Landlord. The Landlord may apply the deposit from time to time to cure any default of Tenant hereunder not cured after applicable notice and grace periods. Tenant shall have no right to require the Landlord to so apply said security deposit, nor shall Tenant be entitled to credit the same against rents or other sums payable hereunder. If and to the extent that the Landlord makes such use of the security deposit, or any part thereof, the sum so applied by Landlord shall be restored to the security deposit by Tenant upon ten (10) days written notice from Landlord, and failure to pay to Landlord the amount to be so restored shall be a default hereunder giving rise to all of the Landlord's rights and remedies applicable to a default in the payment of rent. The Security Deposit, if any, or any balance thereof after Application of the Security Deposit to uncured defaults of Tenant, shall be returned to Tenant within 30 days after expiration of the Lease Term or termination of the same and after delivery of possession of the entire Premises to Landlord.

     This Lease is made under, and shall be construed in accordance with, the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate under seal as of the date first above written.

LANDLORD:

By: /s/ William J. Callahan
    ------------------------
    William J. Callahan


TENANT:
NitroMed, Inc.

By:  /s/ Manuel Worcel, M.D
     ------------------------------
    President & CEO

                                     BEDFORD

                                    EXHIBIT A

A certain parcel of land shown as Lot 16 on a plan of land entitled "Land Court Plan of Land in Bedford, Mass." dated March 18, 1983 by Joseph W. Moore Co., filed with Middlesex South Registry District of the Land Court as Plan Number 11345J bounded and described as follows:

      Northerly         by Oak Park Drive, 90.00 feet;

      Northwesterly     by Lot 11 on Land Court Plan 11345H, 424.48 feet;

      Southwesterly     by Lot 15 on the Plan first mentioned above, 94.55 feet;

      Southerly         by Land now or formerly of R & W Realty Trust a total of
                        405.21 feet;

      Southeasterly     by Lot 2 on Land Court Plan 11345C, 240.00 feet;

      Northeasterly     by Lot 9 on Land Court Plan 11345 H, 269.16 feet; and

      Easterly          by said Lot 9, 123.58 feet.

Being a portion of the premises described in Middlesex South Registry District of the Land Court Certificate of Title 167179, in Registration Book 966,
Page 29.

                     NONDISTURBANCE AND ATTORNMENT AGREEMENT

     This is a Nondisturbance and Attornment Agreement dated this 30th day of April, 1997 by and between William J. Callahan, Jr. and Joan/ Callahan, Trustees of WJCC Realty Trust under declaration of trust dated January 31, 1983, registered with the Middlesex South Registry of District of the Land Court as Document No. 635483 ("Ground Lessor") and NitroMed, Inc., a Delaware corporation ("Tenant").

                                   WITNESSETH

     WHEREAS, Ground Lessor is the owner in fee simple of certain premises located at 12 Oak Park Drive, Bedford, Middlesex County, Massachusetts, more particularly described in Exhibit A attached hereto ("Demised Premises"); and

     WHEREAS, under a lease dated January 31, 1983 between Ground Lessor and William J. Callahan ("Landlord"), a notice of which is filed for registration with said Registry District as Document No. 648251, Ground Lessor did lease, let and demise the Demised Premises to Landlord; and

     WHEREAS, under a lease dated as of May 29, 1997 ("Sublease"), Landlord did lease, let and demise to Tenant, subject to said Ground Lease, the Demised Premises; and

     WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under the said Sublease and further to define the terms, covenants and conditions precedent for such additional rights.

     NOW, THEREFORE, in consideration of the respective demises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

     1.   That Ground Lessor consents to and approves the Sublease.

     2. That in the event of the event of the cancellation or termination of the said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration of the said Sublease, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the said Sublease on the part of Tenant to be observed and performed, Ground Lessor does hereby warrant as follows:

          (a)  The quiet and peaceful possession of Tenant under the said
               Sublease.

          (b) That the Sublease shall continue in full force and effect and Ground Lessor shall recognize the Sublease and Tenant's rights thereunder and will thereby establish direct privity of estate and contract as between Ground Lessor and Tenant, with the same force and effect and with the same relative priority in time and right as though the Sublease were originally made directly from Ground Lessor in favor of Tenant.

          (c) To assume all of the obligations on the part of Landlord under the Sublease.

But in no event shall the person who is at any time Ground Lessor, or any trustee, shareholder or beneficiary of any trust who is at any time Ground Lessor, be personally liable for the performance of any obligations, expressed or implied in such Sublease, and Tenant shall look solely to the interest of Ground Lessor at the time of the breach of any obligation in the premises leased to Landlord in the Ground Lease for satisfaction of the obligations of Landlord to Tenant under the Sublease. Only the person who is at the time Ground Lessor shall have any liability for breaches of obligations for which Ground Lessor is at the time liable under the terms of the Sublease.

     3. That in the event of the cancellation or termination of the said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of the said Sublease, including any extensions and renewals of said Sublease, Tenant hereby covenants and agrees to make full and complete attornment to Ground Lessor for the balance of the term of the Sublease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as provided in the Sublease, so as to establish direct privity of estate and contract as between Ground Lessor and Tenant and with the same force and effect and relative priority in time and right as though the Sublease were originally made directly from Ground Lessor to Tenant, and Tenant will thereafter make all rent payments directly to Ground Lessor.

     4. That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors, transferees and designees.

     IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, the day and year first above written.

                                   GROUND LESSOR:

                                   /s/ William J. Callahan, Jr.
                                   ---------------------------------------------
                                   William J. Callahan, Jr., as Trustee
                                   aforesaid


                                   /s/ Joan M. Callahan
                                   ---------------------------------------------
                                   Joan M Callahan, as Trustee
                                   aforesaid


                                   TENANT:

                                   NITROMED, INC.


                                   By:     /s/ Manuel Worcel, M.D
                                           -------------------------------------
                                           Name: Manuel Worcel, M.D
                                           Its: President and Chief Executive


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                   April 30, 1997

     Then personally appeared the above named William J. Callahan, Jr. and Joan
M. Callahan as Trustee aforesaid, and acknowledged the foregoing to be their free act and deed before me.

                                   /s/ illegible
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                   September 11, 1998

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     April 30, 1997

     Then personally appeared the above named Manuel Worcel M.D. the President of NitroMed, Inc., and acknowledged the foregoing to be the free act and deed of NitroMed, Inc., before me.

                                   /s/ Judith Maloney Boyle
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires: May 15, 2003

             SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT

                                   (MORTGAGE)

     This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT ("Agreement") is made as of August 7, 1997, by and among FLEET NATIONAL BANK, as Trustee, of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company, Commercial and Multifamily Mortgage Pass-Through Certificates, Series 1996-1 with a place of business at 777 Main Street, Hartford, Connecticut 06115,
Attention: Corporate Trust Administration-MSN 238 ("Lender"), WILLIAM J. CALLAHAN, an individual and WILLIAM J. CALLAHAN, JR. AND JOAN M. CALLAHAN, TRUSTEES OF THE WJCC REALTY TRUST, having an address of c/o P.O. Box 269, Bedford, Massachusetts ("Landlord"), and NITROMED, INC., a Delaware corporation with a place of business as stated in the Lease, defined below ("Tenant").

     A. Tenant has entered into a certain lease dated May 29,1997 (as amended to date, the "Lease") with William J. Callahan covering certain premises (the "Premises") at the property located at 12 Oak Park Drive, Bedford, Massachusetts as further described in EXHIBIT A attached hereto and incorporated herein by reference (the "Property").

     B. Hartford Life Insurance Company, upon certain terms and conditions, made a loan to Landlord (the "Loan") secured in part by a mortgage of the Property (the "Mortgage") and in part by other security instruments (the Mortgage and such other security instruments, collectively, the "Loan Documents").

     C. Hartford Life Insurance Company transferred its interest in the Mortgage to Fleet National Bank, as Trustee, of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company, Commercial and Multifamily Mortgage Pass-Through Certificates, Series 1996-1. For purposes of this Agreement Fleet National Bank shall hereinafter be referred to as the Lender.

     D.   The parties desire to set forth their agreement.

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the parties hereby covenant and agree as follows:

     1. SUBORDINATION. The Lease and all rights created thereby are and shall be subject and subordinate to the Loan Documents and to any and all renewals, modifications, consolidations, replacements, and extensions thereof and all advancements made thereunder, to the full extent of all sums due to Lender. The Loan Documents shall take priority over the Lease and shall be entitled to the same rights and privileges, both at law and in equity, as the Loan Documents would have had if they had been executed, delivered, and recorded prior to the execution, delivery, or recording of the Lease.

     2. NON-DISTURBANCE. If Lender succeeds to the interest of Landlord under the Lease, Lender shall not disturb Tenant's possession of the Premises or its rights under the Lease, and the Lease shall continue as a lease between Tenant and Lender. Lender shall not join Tenant in summary or foreclosure proceedings, provided the Lease is then in full force and effect and Tenant is not in default thereunder.

     3. ATTORNMENT. Tenant agrees that, following foreclosure or any deed in lieu of foreclosure, it will attorn to, and recognize as its landlord, Lender or any purchaser at a foreclosure sale and their respective successors and assigns for the unexpired balance of the term of the Lease (and any extensions, if exercised) upon the same terms and conditions as are set forth in the Lease. This agreement shall be effective without further written agreement, but, on request of Lender, Tenant agrees to execute and deliver an agreement of attornment of similar import to this Agreement. Tenant agrees that foreclosure of the Mortgage will not be a constructive eviction of Tenant. Tenant shall not join, appear, or petition to become a party in any foreclosure action.

     4. LIABILITY OF LENDER. If Lender succeeds to the interest of Landlord under the Lease, Lender shall assume and perform (but only while the owner of the Property) all of Landlord's obligations under the Lease, except that Lender shall not be:

          (a) liable for any action or omission of any prior landlord, including the present Landlord;

          (b) liable for the return of any security deposit not actually received by Lender;

          (c) subject to any offsets or defenses which Tenant might have against any prior landlord, including the present Landlord;

          (d) bound by any rent or additional rent which Tenant might have paid for more than the then current month to any prior landlord, including the present Landlord; or

          (e) bound by any assignment, surrender, termination, cancellation, amendment, or modification of the Lease made without its express written consent.

     5. NOTICE AND RIGHT TO CURE. Tenant agrees to give Lender at the time given to Landlord a copy of any notice of default served upon Landlord. If Landlord fails to cure such default within the time provided for in the Lease, Lender shall have the right, but not the obligation, to cure such default within a reasonable time (but in no event less than 30 days), or if such default cannot be cured within such reasonable time, then such additional time as may be necessary to cure such default, provided Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, commencement of foreclosure proceedings if necessary to effect such cure). In such event, the Lease shall not be terminated or the rights of Landlord under the Lease forfeited or adversely affected during such reasonable time or while Lender diligently pursues such remedies.

     6. ASSIGNMENT OF LEASE. Tenant acknowledges that the Lease is being assigned to Lender under the Loan Documents. The interest of Landlord in the Lease is being assigned to Lender, but Lender assumes no duty, liability, or obligation whatever under the Lease. All rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Lender directs Tenant otherwise in writing. Upon receipt of such direction from Lender, Tenant agrees to pay all rent payments to Lender, and Landlord agrees to indemnify Tenant for any rent payments made to Lender at Lender's direction. Under the provisions of the assignment, Tenant understands that, without the consent of Lender, the Lease cannot be amended or terminated (either directly or by the exercise of any option which could lead to termination) and consent cannot be given to the release of any party having liability thereon.

     7. AMENDMENTS. No modification, amendment, waiver, or release of any provisions of this Agreement or of any right, obligation, claim, or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the party against which the same is sought to be asserted.

     8. NOTICES. All notices, directions, demands, requests, permissions, approvals, consents, elections or other communications permitted or required to be given hereunder (singly, a "notice" or collectively, "notices") shall be in writing, shall be effective for all purposes if hand delivered or sent by expedited prepaid delivery service (either commercial or United States Postal Service) with proof of delivery, and shall be deemed given on the date of actual receipt by the entity to which it is directed, notwithstanding any further direction to the attention of any individual or department; provided that where provision is made for the attention of any individual or department, the notice shall be effective only if the envelope or other wrapper in which it is sent is addressed in accordance with such provision. Notices shall be addressed to any party hereto at its address first above written. Any address or name specified above may be changed by a notice given in accordance with this Section. The inability to deliver because of a changed address of which no notice was given, rejection, or other refusal to accept any notice shall be deemed to be the receipt of the notice as of the date of such inability to deliver, rejection, or refusal to accept.

     9. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

            [Signatures of the parties appear on the following page]

Witnessed by:                Lender:

                             FLEET NATIONAL BANK, as Trustee, as Trustee, of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company, Commercial and Multifamily Mortgage Pass-Through Certificates, Series 1996-1

                             By: Hartford Life Insurance Company
                                 a Connecticut corporation
                                 Master Servicer

                             By: /s/ William W. Malchodi, Jr.
--------------------------       Its Vice President and Director of Taxes

                             By: /s/ J. Richard Garrett
--------------------------       Its Vice President and Assistant Treasurer

                             Borrower:

                             WILLIAM J. CALLAHAN, an Individual

                                 /s/ William J. Callahan
--------------------------   ----------------------------------------

--------------------------
                             WILLIAM J. CALLAHAN, JR., TRUSTEE OF THE WJCC TRUST

                             /s/ William J. Callahan Jr. Trustee
--------------------------   ----------------------------------------

--------------------------

                             JOAN M. CALLAHAN, TRUSTEE OF THE WJCC TRUST

                             /s/ Joan M. Callahan   Trustee
--------------------------   ----------------------------------------

--------------------------

                             Tenant:  NITROMED, INC.

                             By:  /s/ Manuel Worcel, M.D
--------------------------   ----------------------------------------
                                  Its President

--------------------------

STATE OF CONNECTICUT        )
                            )      SS. HARTFORD
COUNTY OF HARTFORD          )

     Before me, the undersigned, this 7th day of August, 1997, personally appeared William B. Malchodi, Jr., known to me to be a Vice President and Director of Taxes of Hartford Life Insurance Company, Master Servicer for FLEET NATIONAL BANK, as Trustee, of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company, Commercial and Multifamily Mortgage Pass-Through Certificates, Series 1996-1, and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

     In Witness Whereof, I hereunto set my hand.

                                         /s/ Janice R. Shea
                                         --------------------------------------
                                         Notary Public
                                         My commission expires: August 31, 1997


STATE OF CONNECTICUT        )
                            )      SS. HARTFORD
COUNTY OF HARTFORD          )

     Before me, the undersigned, this 7th day of August, 1997, personally appeared J. Richard Garrett known to me to be a Vice President and Assistant Treasurer of Hartford Life Insurance Company, Master Servicer for FLEET NATIONAL BANK, as Trustee, of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company, Commercial and Multifamily Mortgage Pass-Through Certificates, Series 1996-1, and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

     In Witness Whereof, I hereunto set my hand.

                                         /s/ Janice R. Shea
                                         --------------------------------------
                                         Notary Public
                                         My commission expires: August 31, 1997

COMMONWEALTH OF MASSACHUSETTS  )
                               )   SS. _____________
COUNTY OF MIDDLESEX            )

     Before me, the undersigned, this 30th day of June, 1997, personally appeared William J. Callahan, an individual, signer and sealer of the foregoing instrument, who acknowledged the execution of the same to be his free act and deed.

     In Witness Whereof, I hereunto set my hand.

                                   /s/ Daniel F. (illegible)
                                   ---------------------------------------
                                   Notary Public
                                   My Commission Expires: Sept. 11, 1998


COMMONWEALTH OF MASSACHUSETTS  )
                               )   SS. _____________
COUNTY OF MIDDLESEX            )

     Before me, the undersigned, this 30 day of June, 1997, personally appeared William J. Callahan, Jr., Trustee of the WJCC Realty Trust, and that he as such Trustee, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed as such Trustee and the free act and deed of said Trust.

     In Witness Whereof, I hereunto set my hand.

                                   /s/ Daniel F. (illegible)
                                   ---------------------------------------
                                   Notary Public
                                   My Commission Expires: Sept. 11, 1998


COMMONWEALTH OF MASSACHUSETTS  )
                               )   SS. _____________
COUNTY OF MIDDLESEX            )

     Before me, the undersigned, this 30 day of June, 1997, personally appeared Joan M. Callahan, Jr., Trustee of the WJCC Realty Trust, and that he as such Trustee, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed as such Trustee and the free act and deed of said Trust.

     In Witness Whereof, I hereunto set my hand.

                                   /s/ Daniel F. (illegible)
                                   ---------------------------------------
                                   Notary Public
                                   My Commission Expires: Sept. 11, 1998

STATE OF MASSACHUSETTS         )
                               )   SS. _____________
COUNTY OF SUFFOLK              )

     Before me, the undersigned, this 5th day of June, 1997, personally appeared Manuel Worcel, known to me to be the President of NITROMED, INC., a corporation, and that he/she as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his/her free act and deed individually and as such officer, and the free act and deed of said corporation.

     In Witness Whereof, I hereunto set my hand.

                                   /s/ Judith Maloney Boyle
                                   ---------------------------------------
                                   Notary Public
                                   My Commission Expires: May 15, 2003